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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports dated April 14, 1999, included in this Form 10-K/A, into Netrix Corporation's previously filed Registration Statements on Form S-8, File No. 333-22149 and on Form S-3, File No. 333-53901.





                                                             ARTHUR ANDERSEN LLP

Washington, DC,
June 4, 1999